UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 27, 2017
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On February 1, 2017, the Board of Directors of SYNNEX Corporation (“SYNNEX”), appointed Ann Vezina as a member of the SYNNEX Board of Directors and Audit Committee effective February 1, 2017. Ms. Vezina will receive the same compensation currently payable to SYNNEX’ non-employee directors not serving as Board committee chairs, as described in the SYNNEX proxy statement filed in connection with the 2016 Annual Meeting of Stockholders, provided for the change effective January 4, 2017 in non-employee directors’ annual equity awards as described in Amendment No. 3 to SYNNEX Corporation 2013 Stock Incentive Plan filed as Exhibit 10.53 to the SYNNEX Form 10-K for the fiscal year ended November 30, 2016.
On February 1, 2017, SYNNEX issued a press release announcing the appointment of Ms. Vezina to the Board of Directors. The full text of SYNNEX’ press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
(e) On January 27, 2017, the Compensation Committee of the Board of Directors of SYNNEX granted the following performance-based restricted stock units (“RSUs”) to the following named executive officers (each, an “Officer”) under SYNNEX’ long-term incentive program.

Officer	Number of Shares Underlying RSU
Kevin Murai	9,620
Dennis Polk	5,579
Peter Larocque	5,579
Chris Caldwell	4,022
Marshall Witt	2,659
The RSUs will vest based upon (1) the achievement, on a cumulative basis, of the minimum threshold financial performance measure based on a formula derived from earnings per share (“EPS Formula”) target performance and (2) the achievement of an average return on invested capital (“ROIC”) target performance, with both performance metrics measured over a 3-year period ending November 30, 2019. The minimum threshold EPS Formula target performance percentage is 75% and the maximum target performance percentage is 166.7% for each Officer. The actual number of RSUs, if the applicable minimum threshold EPS Formula percentage is met, will vest on a sliding scale of the target EPS Formula performance percentage actually achieved. The resulting number of shares that will vest based on the EPS Formula metric will then be adjusted by a percentage increase or decrease corresponding with SYNNEX’ performance as measured by the ROIC performance percentages, but in no event will an Officer be entitled to receive more than the number of shares set forth in the table above (the “Maximum Amount”). If the minimum threshold EPS Formula target performance is not achieved, no RSUs will vest, regardless of the achievement of the ROIC performance.
At 100% target EPS Formula and ROIC performance, the Officers’ RSUs will vest as to 50% of the Maximum Amount. Any unvested shares underlying the RSUs will not vest and will be canceled. In addition, the vesting of the RSUs is contingent upon the Officer still being employed by SYNNEX on the date of vesting. In the event of an Officer’s death prior to the vesting date, SYNNEX will transfer to such Officer’s estate the number of shares that would have vested on or prior to such Officer’s death.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 1, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2017

SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 1, 2017